ANNUAL
REPORT

JULY 31, 1998

FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

   Franklin Templeton Conservative Target Fund
   Franklin Templeton Moderate Target Fund
   Franklin Templeton Growth Target Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

SHAREHOLDER LETTER


CONTENTS

Shareholder Letter............................................       1
Fund Reports..................................................       7
 Franklin Templeton
Conservative Target Fund .....................................       7
 Franklin Templeton
 Moderate Target Fund ........................................      20
 Franklin Templeton
 Growth Target Fund ..........................................      34
Financial Highlights &
Statement of Investments .....................................      48
Financial Statements .........................................      57
Notes to
Financial Statements .........................................      61
Independent
Auditor's Report .............................................      65



Dear Shareholder:

We are pleased to present the annual report for the Franklin Templeton Fund Allocator Series, composed of the Conservative Target Fund, the Moderate Target Fund, and the Growth Target Fund, for the year ended July 31, 1998.

Since our semiannual report dated January 31, 1998, U.S. and major European stock markets resumed their relentless climb, with the biggest gains seen in the February to April and mid-June to mid-July periods. Corporate earnings growth explained part of the rise, but a generally bullish psychology played a big role, too. It's not just the stock market indexes that are at record levels. By many measures, such as price/earnings ratios and dividend yields, U.S. stock prices are now at historically high levels of valuation, too. Emerging markets were the exception to this trend, as the severe declines in Asia that began in the second half of 1997 persisted into 1998 in the form of weak returns and high volatility throughout emerging stock markets.

U.S. bond prices also advanced significantly, aided by a continued benign outlook for inflation, which was reinforced by weakness in Asian economies. This pushed the yield on the 30-year U.S. Treasury bond down from 6.30% at the beginning of the reporting period to 5.72% as of July 31, 1998. The dollar continued its multi-year climb against major foreign currencies, supported by the strong U.S. economy, particularly in comparison to the moribund Japanese economy. As a result, the Japanese yen fell to an eight-year low of 146.78 yen versus the U.S. dollar. The combination of a strong U.S. economy and a vibrant greenback acted as a magnet for foreign capital, causing U.S. markets and the U.S. dollar to support one another in a self-reinforcing "virtuous circle." Not surprisingly, interest-rate-sensitive sectors such as utility stocks performed well in this environment, while inflation-sensitive sectors such as gold shares and natural resources stocks fared poorly.

"While it is foolhardy to ignore the warning bells of history, we must also remember that markets have never played solely by the rules of any particular prior period."

Although subject to increased volatility, equity markets worldwide leveled off during the May-July period as many investors grappled with a special kind of vertigo, brought on by the heights to which stocks had climbed. Without question, stocks generally have become expensive by historical standards, especially in the U.S., and downside risk appears to be significant. While it is foolhardy to ignore the warning bells of history, we must also remember that markets have never played solely by the rules of any particular prior period. Rather, each market writes a new set of rules, reflecting the unique confluence of factors amidst which it operates.

Though some frightening declines may lie ahead, we really have no idea as to their timing. Rather than try to predict these major moves, we remind ourselves and our shareholders that ours is a long-term objective which is best served by a continuous commitment to basic investment principles. This means each of the three Target Funds will at all times have a significant comitment to long-term capital growth through equity investments, even though their proportion and composition will vary from time to time. You are not likely to see dramatic swings in asset allocation, no matter how scary the headlines.

It should come as no surprise to you to learn that sophisticated, professional portfolio managers are subject to the same range of human emotions as any other investor. In managing the Fund Allocator Series, we seek to distinguish ourselves by how we deal with these emotions. First, we try to recognize emotions for what they are, remembering that managing from a perspective of either fear or greed usually leads to misery. Even more importantly, we adhere to a well-defined asset allocation discipline that is designed to "immunize" our decision-making process from the influence of emotion.

Likewise, the portfolio managers of the many underlying funds in which the three Target Funds invest each have their own discipline. In most cases, it is a "value" discipline which drives them to seek investments priced below their estimated value. Capturing that difference between price and value is the goal, but no one knows precisely how long it may take in any instance. Patience, therefore, is a key virtue in value investing, and rarely more so than in today's environment. Generally speaking, during the reporting period, the best performing investments were also the most "expensive." As a result, many of the underlying Franklin Templeton funds significantly lagged their respective benchmarks over the past year.

This was particularly true among the international equity funds, where it seems many of the most attractive values were in the most depressed and volatile markets. The historically high price levels of equities in most developed markets have also caused many of Franklin Templeton's value-oriented equity fund managers to hold higher-than-average cash positions. In a rising market, of course, this can hurt relative performance. Should the market pull back, however, it may protect capital and provide buying power for any bargains that might emerge.

In allocating the Funds' assets, we are not principally concerned with the short-term relative performance of each underlying fund. Rather, we focus on satisfying ourselves that the underlying funds stick to the disciplines and styles that in the past have generated their solid long-term track records. We believe the value orientation of many of the underlying funds should afford our investors an important measure of risk control during market declines down the road. So the last thing we would want to see is a portfolio manager changing stripes in response to short-term performance concerns.

The return on the Target Funds is determined primarily by two factors: asset allocation via our selection of underlying funds, and securities selection at the underlying fund level. Our analysis of performance suggests that asset allocation decisions, on balance, enhanced the Target Funds' performance over the past year. However, for reasons discussed above, the individual underlying funds generally underperformed their respective benchmarks during the period, which more than offset any benefits derived from asset allocation decisions. The net result was disappointing performance over the one-year reporting period, particularly within the context of major equity market performance generally.

Listed on the following page are returns of Class I shares for the three Target Funds for the 12-month, and from inception, periods ended July 31, 1998, without taking into account any sales charges.


                                 One-Year       Total Return*
                               Total Return*   Since Inception
Class I Shares              (7/31/97 - 7/31/98)(12/31/96 - 7/31/98)
Conservative Target Fund           5.41%           15.12%
Moderate Target Fund               3.71%           17.25%
Growth Target Fund                 2.63%           16.28%

*Total Return represents the change in value of an investment during the period indicated, does not include sales charges, and assumes reinvestment of dividends and capital gains at net asset value.

As discussed more fully in the individual fund reports, we did not participate in the dramatic rise of the U.S. equity market to the extent we might have expected, primarily for two reasons. First is our commitment to a strategy of global diversification. We believe that the inclusion of international asset classes should improve the risk-return characteristics of our portfolios in the long run. However, near the end of the reporting period, many foreign stock markets dramatically lagged the U.S. market, and emerging markets fell the most of all. The second factor, as discussed earlier, is the tendency of value-based equity funds, such as ours, to trail broader market indexes in the kind of "go-go" stock market environment that has prevailed during the past three years.

Nonetheless, performance was within the range of our expected outcomes, albeit toward the lower end. Most importantly, the Target Funds preserved and enhanced the purchasing power of their shareholders' invested capital.

I am pleased to report continued solid growth in the size of the three Target Funds, with total assets for the Fund Allocator Series exceeding $112 million at July 31, 1998. We appreciate your participation in the Funds and welcome any comments or suggestions you may have. Thank you for investing with us.

Sincerely,
Donald P. Gould
President and Portfolio Manager
Franklin Templeton Fund Allocator Series

The investment objective of each Fund is the highest level of long-term total return that is consistent with an acceptable level of risk. Each Fund will pursue its investment objective through active asset allocation implemented primarily with investments in a combination of Franklin Templeton Funds.

The Funds all pursue the same investment objective but with different levels of risk and return. Each Fund is designed to be a long-term investment. The objective of each Fund compares the three Funds' levels of risk and return relative to one another and are not intended to imply any particular absolute level of risk or return for any Fund.

FRANKLIN TEMPLETON
CONSERVATIVE TARGET FUND

Your Fund's Objective: The Franklin Templeton Conservative Target Fund seeks the highest level of long-term total return achievable at a lower level of risk.

The discussion below provides a general overview of the primary sources of investment return for the Conservative Target Fund for the one-year period ended July 31, 1998, and is for informational purposes only. It is important for investors to recognize that the Fund, and the underlying funds in which the Fund invests, generally seek to achieve their investment objectives over longer time horizons than the period under review. Therefore, it is likely that the performance of the Fund, the underlying funds, and the associated indexes for any single one-year period will vary considerably from the long-term objectives and/or expectations of the portfolio managers. Past performance is not necessarily an indication of future performance and, in particular, recent performance is not a reliable indicator of future long-term performance. No conclusions, positive or negative, should be drawn from the following analysis regarding the efficacy of the investment strategy of either the Fund or the underlying funds in which it invests.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Managing Risk and Return

In managing the Conservative Target Fund, we continuously monitor risk and return, and the evolving tradeoff between them. With respect to risk, we are concerned with both the absolute and relative variety. Absolute risk relates to the potential range of actual returns of an investment. Naturally, we are most interested in controlling the "downside" of that range. Relative risk quantifies the degree to which performance may vary from a specified index or composite of indexes. We believe both are important, and that investors want good absolute performance, as well as performance that is understandable within the context of the current market environment.

Absolute Risk -- The potential range of actual returns of an investment. Relative Risk -- The return of a particular investment relative to a possible alternative investment.

Managing tradeoffs requires us to make both objective and subjective evaluations of risk and return. First, there is always a tradeoff to be made between absolute and relative risk. A case in point: toward the end of the reporting period, our risk measurements indicated a rising level of absolute risk associated with a typical stock-bond mix. Consequently, we adjusted the portfolio to increase the importance assigned to controlling absolute risk, at the expense of accepting somewhat greater relative risk. In practice, this meant a modest shift in portfolio weightings away from growth stocks -- those sporting higher earnings growth rates and price-earnings multiples -- toward value and special situation stocks, which we expect to perform relatively better in the event of a market downturn. The changing balance of risk also resulted in a small shift from U.S. government securities into higher-yielding corporate bonds, which have both debt and equity characteristics and usually exhibit less interest-rate sensitivity than lower-yielding bonds.

There is also, of course, a tradeoff to be made between risk and return. We are continuously presented with a multitude of portfolio choices along the risk-return spectrum. However, the tradeoff between risk and return changes over time. In some periods, higher expected returns are associated with only a modest amount of incremental risk. Recently, however, our models suggested that we would have to take on considerable extra risk to increase or even maintain the levels of expected return that have prevailed over the past few years. Therefore, we have gradually adjusted over time the risk-return characteristics of the Conservative Target Fund, moving in the direction of less risk and accepting slightly lower return expectations in the process.

During the twelve months under review, the Fund's Class Ishares had a total return of +5.41%, as discussed in the Performance Summary on page 12. This performance was affected both by its asset allocation and by securities selection within the various underlying funds in which it was invested.

Asset Allocation

The table to the right illustrates the benchmark allocations we use in managing the Conservative Target Fund. During the fiscal year, the Fund benefited from an exposure to U.S. equities (averaging about 35% of net assets) significantly above our benchmark percentage, and a below benchmark allocation to money market instruments, which averaged about 13% of net assets. Despite their recent volatility, U.S. equities, as measured by the unmanaged Standard & Poor's 500 (S&P 500(R)) stock index, turned in a strong performance for the twelve months under review, achieving a total return of 19.28%. Included in the Fund's U.S. stock holdings was a modest allocation to utility stocks, which performed very well in the declining interest rate environment.

Franklin Templeton
Conservative Target Fund
Benchmark Allocation
by Investment Type
U.S. Equities                             25%
International Equities                    10%
U.S. Fixed Income                         45%
Short-Term Obligations
& Other Net Assets                        20%

The period was difficult and volatile for many foreign markets. The value of the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East
(EAFE) Index, which includes stock markets of industrialized countries outside the U.S., gained only 5.47%. At the same time, the value of the MSCI Emerging Markets Free Index, which includes stocks in developing economies, declined a remarkable 38.07%, reflecting the turmoil in Southeast Asian and other emerging equity and currency markets. The Fund's performance was adversely affected by a slight overweighting in international equities and the fact that, on average, about 2% of the Fund's assets were invested in the very weak emerging markets equity sector.

During the year under review, U.S. bonds benefited from the anticipated deflationary effects of the Asian slowdown, and the Lehman Brothers Government/Corporate Bond Index generated a return of 8.06%. A significant underweighting of assets in the fixed-income sector also detracted from the Fund's performance.

Securities Selection1

The Fund's three largest equity fund investments during the period were Franklin Growth Fund, Mutual Shares Fund, and Mutual Discovery Fund, which in aggregate comprised approximately 32% of the Fund's average net assets. Although each fund turned in a strong absolute performance over the period, with returns ranging between 9% and 13%, each significantly trailed the S&P 500's 19.28% return. This underperformance was due largely to the "value orientation" of the three funds. During the reporting period, the market was largely driven by large-cap stocks with high price/earnings ratios. In such a period, value-oriented funds tend to hold out-of-favor stocks and higher-than-average cash positions, which diminished our relative performance. The Conservative Target Fund's performance was also hampered by the subpar performance of our holdings in Templeton Foreign Fund and Templeton Developing Markets Trust, which accounted for roughly 4% and 2%, respectively, of the Fund's average assets over the period. These funds also use a value-driven investment style.

1. All references to underlying funds refer to their Advisor Class or Class Z shares.

On the fixed-income side, the Fund's three largest investments were Franklin U.S. Government Securities Fund, Franklin's AGE High Income Fund, and Templeton Global Bond Fund, which together averaged about 42% of the Fund's assets over the period. The former two funds delivered steady returns of 6.88% and 8.31%, respectively, or not much different than the Lehman Brothers Government/Corporate Bond Index, which returned 8.06% for the period. These two funds exhibited shorter portfolio durations than the benchmark, which reduced their potential to benefit from declining interest rates. (Of course, these funds were also less exposed to potential damage from rising rates.) Templeton Global Bond Fund, in contrast, returned 3.42%, with performance dampened by the strength of the U.S. dollar relative to major foreign currencies.

Conclusion

On balance, the Fund's asset allocation had a modestly positive impact on performance, but this was more than offset by the weak relative performance of the underlying funds. However, absolute and relative Fund performance both were within the ranges we projected and, in our opinion, consistent with the Fund's longer-term objectives.

Please remember that this discussion reflects our views and opinions as of July 31, 1998, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy. The Fund may invest a portion of its assets in foreign securities, including emerging markets. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.


PERFORMANCE SUMMARY

Class I

Franklin Templeton Conservative Target Fund - Class I produced a +5.41% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The Fund's share price, as measured by net asset value, increased $0.13, from $10.87 on July 31, 1997, to $11.00 on July 31, 1998. During the reporting period, shareholders received per-share distributions totaling 38.2 cents ($0.382) in income dividends, 3.1 cents ($0.031) in short-term capital gains, and 2.9 cents ($0.029) in long-term capital gains. Distributions will vary depending on income earned by the Fund, any profits realized from the sale of securities in the portfolio, the level of the Fund's operating expenses, and the impact of these same factors on the underlying funds held in our portfolio.

The graph on the following page compares the performance of Franklin Templeton Conservative Target Fund - Class I with that of the Standard & Poor's(R) 500 stock index (S&P 500),1 the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE),2 the Lehman Brothers Government/Corporate Bond Index (LBGC),3 and the 91-day U.S. Treasury Bill Index4 for the period since inception on December 31, 1996 to July 31, 1998. We believe these four indexes are representative of the major categories of the Fund's allocations. Unmanaged indexes have an inherent performance differential over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indexes, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the Fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the Fund's costs had been applied to the indexes, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.



1. Index includes mainly large-cap U.S. stocks.
2. Index includes large-cap international stocks in 21 developed countries.
3. Index includes U.S. government bonds, and investment grade debt of U.S. corporations.
4. Index includes the average yield of the 13 most recent 91-day U.S. Treasury bills. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin Templeton Conservative Target Fund will fluctuate with market conditions.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Past performance is not predictive of future results.
Franklin Templeton Conservative Target Fund - Class I
Periods ended 7/31/98
                                                                    Since
                                                                  Inception
                                          1-Year                 (12/31/96)
Cumulative Total Return1                   5.41%                    15.12%
Average Annual Total Return2               0.69%                     6.19%
Value of $10,000 Investment3             $10,069                   $10,995

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.
The Fund's manager has agreed in advance to waive or limit the asset allocation fee and/or make certain payments so that the Fund's direct operating expenses do not exceed 0.75%. Without this agreement, the Fund's direct operating expenses would have been higher and total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees, under conditions noted in the Fund's prospectus.
All total returns assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II

Franklin Templeton Conservative Target Fund - Class II produced a +4.56% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, increased $0.11, from $10.81 on July 31, 1997, to $10.92 on July 31, 1998. During the reporting period, shareholders received per-share distributions totaling 31.01 cents ($0.3101) in income dividends, 3.1 cents ($0.031) in short-term capital gains, and 2.9 cents ($0.029) in long-term capital gains. Distributions will vary depending on income earned by the Fund, any profits realized from the sale of securities in the portfolio, the level of the Fund's operating expenses, and the impact of these same factors on the underlying funds held in our portfolio.

The graph on the following page compares the performance of Franklin Templeton Conservative Target Fund - Class II with that of the Standard & Poor's(R) 500 stock index (S&P 500),1 the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE),2 the Lehman Brothers Government/Corporate Bond Index (LBGC),3 and the 91-day U.S. Treasury Bill Index4 for the period since inception on December 31, 1996 to July 31, 1998. We believe these four indexes are representative of the major categories of the Fund's allocations. Unmanaged indexes have an inherent performance differential over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indexes, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the Fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the Fund's costs had been applied to the indexes, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

1. Index includes mainly large-cap U.S. stocks.
2. Index includes large-cap international stocks in 21 developed countries.
3. Index includes U.S. government bonds, and investment grade debt of U.S. corporations.
4. Index includes the average yield of the 13 most recent 91-day U.S. Treasury bills. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin Templeton Conservative Target Fund will fluctuate with market conditions.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Templeton Conservative Target Fund - Class II
Periods ended 7/31/98
                                                                  Since
                                                                Inception
                                        1-Year                 (12/31/96)
Cumulative Total Return1                 4.56%                    13.43%
Average Annual Total Return2             2.52%                     7.62%
Value of $10,000 Investment3           $10,252                   $11,230

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.
The Fund's manager has agreed in advance to waive or limit the asset allocation fee and/or make certain payments so that the Fund's direct operating expenses do not exceed 1.50%. Without this agreement, the Fund's direct operating expenses would have been higher and total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees, under conditions noted in the Fund's prospectus.

All total returns assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN TEMPLETON
MODERATE TARGET FUND

Your Fund's Objective: The Franklin Templeton Moderate Target Fund seeks the highest level of long-term total return achievable at an intermediate level of risk.

The discussion below provides a general overview of the primary sources of investment return for the Moderate Target Fund for the one-year period ended July 31, 1998, and is for informational purposes only. It is important for investors to recognize that the Fund, and the underlying funds in which the Fund invests, generally seek to achieve their investment objectives over longer time horizons than the period under review. Therefore, it is likely that the performance of the Fund, the underlying funds, and the associated indexes for any single twelve-month period will vary considerably from the long-term objectives and/or expectations of the portfolio managers. Past performance is not necessarily an indication of future performance and, in particular, recent performance is not a reliable indicator of future long-term performance. No conclusions, positive or negative, should be drawn from the following analysis regarding the efficacy of the investment strategy of either the Fund or the underlying funds in which it invests.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Managing Risk and Return

In managing the Moderate Target Fund, we continuously monitor risk and return, and the evolving tradeoff between them. With respect to risk, we are concerned with both the absolute and relative variety. Absolute risk relates to the potential range of actual returns of an investment. Naturally, we are most interested in controlling the "downside" of that range. Relative risk quantifies the degree to which performance may vary from a specified index or composite of indexes. We believe both are important, and that investors want good absolute performance, as well as performance that is understandable within the context of the current market environment.

Managing tradeoffs requires us to make both objective and subjective evaluations of risk and return. First, there is always a tradeoff to be made between absolute and relative risk. A case in point: toward the end of the reporting period, our risk measurements indicated a rising level of absolute risk associated with a typical stock-bond mix. Consequently, we adjusted the portfolio to increase the importance assigned to controlling absolute risk, at the expense of accepting somewhat greater relative risk. In practice, this meant a modest shift in portfolio weightings away from growth stocks -- those sporting higher earnings growth rates and price-earnings multiples -- toward value and special situation stocks, which we expect to perform relatively better in the event of a market downturn. The changing balance of risk also resulted in a small shift from U.S. government securities into higher-yielding corporate bonds, which have both debt and equity characteristics and usually exhibit less interest-rate sensitivity than lower-yielding bonds.

Absolute Risk -- The potential range of actual returns of an investment. Relative Risk -- The return of a particular investment relative to a possible alternative investment.

There is also, of course, a tradeoff to be made between risk and return. We are continuously presented with a multitude of portfolio choices along the risk-return spectrum. However, the tradeoff between risk and return changes over time. In some periods, higher expected returns are associated with only a modest amount of incremental risk. Recently, however, our models suggested that we would have to take on considerable extra risk to increase or even maintain the levels of expected return that have prevailed over the past few years. Therefore, we have gradually adjusted over time the risk-return characteristics of the Moderate Target Fund, moving in the direction of less risk and accepting slightly lower return expectations in the process.

During the twelve months under review, the Fund's Class I shares had a total return of 3.71%, as discussed in the Performance Summary on page 26. This performance was affected both by its asset allocation and by securities selection within the various underlying funds in which it was invested.

Asset Allocation

The table to the left illustrates the benchmark allocations we use in managing the Moderate Target Fund. During the fiscal year, the Fund benefited from an exposure to U.S. equities (averaging about 48% of net assets) significantly above our benchmark percentage. Despite their recent volatility, U.S. equities, as measured by the unmanaged Standard & Poor's 500 (S&P 500(R)) stock index turned in a strong performance for the twelve months under review, achieving a total return of 19.28%. Included in the Fund's U.S. stock holdings was a nearly 5% average allocation to utility stocks, which performed very well in the declining interest rate environment.


Benchmark Allocation
by Investment Type
U.S. Equities                                     35%
International Equities                            15%
U.S. Fixed Income                                 35%
Short-Term Obligations
& Other Net Assets                                15%

The period was difficult and volatile for many foreign markets. The value of the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East
(EAFE) Index, which includes stock markets of industrialized countries outside the U.S., gained only 5.47%. At the same time, the value of the MSCI Emerging Markets Index, which includes stocks in developing economies, declined a remarkable 38.07%, reflecting the turmoil in Southeast Asian and other emerging equity and currency markets. The Fund held a fairly neutral stance on international equities during the period, but performance was adversely affected by the fact that, on average, about 3% of the Fund's assets were invested in the very weak emerging markets equity sector.

During the year under review, U.S. bonds benefited from the anticipated deflationary effects of the Asian slowdown, and the Lehman Brothers Government/Corporate Bond Index generated a return of 8.06%. A significant underweighting of assets in the fixed-income sector also detracted from the Fund's performance.

Securities Selection1

The Fund's four largest equity fund investments during the period were Franklin Growth Fund, Mutual Discovery Fund, Mutual Shares Fund, and Franklin Equity Fund, which in aggregate comprised approximately 50% of the Fund's average assets. Each fund turned in a strong absolute performance over the period, with returns ranging between 9% and 14%, but each significantly trailed the S&P 500's 19.28% return for the period. In the case of the first three funds, this underperformance was due largely to their "value orientation." During the reporting period, the market was largely driven by large-cap stocks with high price/earnings ratios. In such a period, value-oriented funds tend to hold out-of-favor stocks and higher-than-average cash positions, which diminished our relative performance. Though more "growth oriented" than the other three funds, Franklin Equity Fund still applies a "growth at a reasonable price" criterion that, in hindsight, excluded many market leaders from its portfolio. The Moderate Target Fund's performance was also hampered by the performance of our holdings in Templeton Foreign Fund and Templeton Developing Markets Trust, which accounted for roughly 5.5% and 2.5%, respectively, of the Fund's average assets over the period. These two funds also use a value-driven investment style.

1. All references to underlying funds refer to their Advisor Class or Class Z shares.

On the fixed-income side, the Fund's two largest investments were Franklin U.S. Government Securities Fund and Franklin's AGE High Income Fund, which together averaged about 21% of the Fund's assets over the period. These funds delivered steady returns of 6.88% and 8.31%, respectively, or not much different than the Lehman Brothers Government/Corporate Bond Index, which returned 8.06% for the period. These two funds exhibited shorter portfolio durations than the benchmark, which reduced their potential to benefit from declining interest rates. (Of course, these funds were also less exposed to potential damage from rising rates.)

Conclusion

On balance, the Fund's asset allocation had a neutral impact on performance, while securities selection at the underlying fund level resulted in these funds' weak relative performance and detracted from the overall performance of the Moderate Target Fund. However, absolute and relative Fund performance both were within the ranges we projected and, in our opinion, consistent with the Fund's longer-term objectives.

Please remember that this discussion reflects our views and opinions as of July 31, 1998, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy. The Fund may invest a portion of its assets in foreign securities, including emerging markets. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.


PERFORMANCE SUMMARY

Class I

Franklin Templeton Moderate Target Fund - Class I reported a +3.71% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $0.49, from $11.26 on July 31, 1997, to $10.77 on July 31, 1998. During the reporting period, shareholders received per-share distributions totaling 38.4 cents ($0.384) in income dividends, 43.52 cents ($0.4352) in short-term capital gains, and 5.28 cents ($0.0528) in long-term capital gains. Distributions will vary depending on income earned by the fund, any profits realized from the sale of securities in the fund's portfolio, the level of the fund's operating expenses, and the impact of these same factors on the underlying funds held in our portfolio.

The graph on the following page compares the performance of Franklin Templeton Moderate Target Fund - Class I with that of the Standard & Poor's 500 stock index (S&P 500),1 the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE),2 the Lehman Brothers Government/Corporate Bond Index (LBGC),3 and the 91-day U.S. Treasury Bill Index4 for the period since inception on December 31, 1996 to July 31, 1998. We believe these four indexes are representative of the major categories of the Fund's allocations. Unmanaged indexes have an inherent performance differential over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indexes, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the Fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the Fund's costs had been applied to the indexes, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

1. Index includes mainly large-cap U.S. stocks.
2. Index includes large-cap international stocks in 21 developed countries.
3. Index includes U.S. government bonds, and investment grade debt of U.S. corporations.
4. Index includes the average yield of the 13 most recent 91-day U.S. Treasury bills. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin Templeton Moderate Target Fund will fluctuate with market conditions.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Templeton Moderate Target Fund - Class I
Periods ended 7/31/98
                                                                 Since
                                                               Inception
                                               1-Year         (12/31/96)
Cumulative Total Return1                        3.71%            17.25%
Average Annual Total Return2                   -0.95%             7.43%
Value of $10,000 Investment3                   $9,905           $11,199

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.

The Fund's manager has agreed in advance to waive or limit the asset allocation fee and/or make certain payments so that the Fund's direct operating expenses do not exceed 0.75%. Without this agreement, the Fund's direct operating expenses would have been higher and total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees, under conditions noted in the Fund's prospectus.

All total returns assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II

Franklin Templeton Moderate Target Fund - Class II produced a +2.98% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $0.51, from $11.16 on July 31, 1997, to $10.65 on July 31, 1998. During the reporting period, shareholders received per-share distributations totaling 32.33 cents ($0.3233) in income dividends, 43.52 cents ($0.4352) in short-term capital gains, and 5.28 cents ($0.0528) in long-term capital gains. Distributions will vary depending on income earned by the Fund, any profits realized from the sale of securities in the fund's portfolio, the level of the Fund's operating expenses, and the impact of these same factors on the underlying funds held in our portfolio.

The graph on the following page compares the performance of Franklin Templeton Moderate Target Fund - Class II with that of the Standard & Poor's 500 stock index (S&P 500),1 the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE),2 the Lehman Brothers Government/Corporate Bond Index (LBGC),3 and the 91-day U.S. Treasury Bill Index4 for the period since inception on December 31, 1996 to July 31, 1998. We believe these four indexes are representative of the major categories of the Fund's allocations. Unmanaged indexes have an inherent performance differential over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indexes, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the Fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the Fund's costs had been applied to the indexes, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.


1. Index includes mainly large-cap U.S. stocks.
2. Index includes large-cap international stocks in 21 developed countries.
3. Index includes U.S. government bonds, and investment grade debt of U.S. corporations.
4. Index includes the average yield of the 13 most recent 91-day U.S. Treasury bills. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin Templeton Moderate Target Fund will fluctuate with market conditions.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Templeton Moderate Target Fund - Class II
Periods ended 7/31/98
                                                                  Since
                                                                Inception
                                                1-Year         (12/31/96)
Cumulative Total Return1                         2.98%            15.18%
Average Annual Total Return2                     1.03%             8.67%
Value of $10,000 Investment3                   $10,103           $11,404

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.
The Fund's manager has agreed in advance to waive or limit the asset allocation fee and/or make certain payments so that the Fund's direct operating expenses do not exceed 1.50%. Without this agreement, the Fund's direct operating expenses would have been higher and total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees, under conditions noted in the Fund's prospectus.

All total returns assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN TEMPLETON
GROWTH TARGET FUND

Your Fund's Objective: The Franklin Templeton Growth Target Fund seeks the highest level of long-term total return achievable at a higher level of risk.

The discussion below provides a general overview of the primary sources of investment return for the Growth Target Fund for the twelve-month period ended July 31, 1998, and is for informational purposes only. It is important for investors to recognize that the Fund, and the underlying funds in which the Fund invests, generally seek to achieve their investment objectives over longer time horizons than the period under review. Therefore, it is likely that the performance of the Fund, the underlying funds, and the associated indexes for any single one-year period will vary considerably from the long-term objectives and/or expectations of the portfolio managers. Past performance is not necessarily an indication of future performance and, in particular, recent performance is not a reliable indicator of future long-term performance. No conclusions, positive or negative, should be drawn from the following analysis regarding the efficacy of the investment strategy of either the Fund or the underlying funds in which it invests.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Managing Risk and Return

In managing the Growth Target Fund, we continuously monitor risk and return, and the evolving tradeoff between them. With respect to risk, we are concerned with both the absolute and relative variety. Absolute risk relates to the potential range of actual returns of an investment. Naturally, we are most interested in controlling the "downside" of that range. Relative risk quantifies the degree to which performance may vary from a specified index or composite of indexes. We believe both are important, and that investors want good absolute performance, as well as performance that is understandable within the context of the current market environment.

Managing tradeoffs requires us to make both objective and subjective evaluations of risk and return. First, there is always a tradeoff to be made between absolute and relative risk. A case in point: toward the end of the reporting period, our risk measurements indicated a rising level of absolute risk associated with a typical stock-bond mix. Consequently, we adjusted the portfolio to increase the importance assigned to controlling absolute risk, at the expense of accepting somewhat greater relative risk. In practice, this meant a modest shift in portfolio weightings away from growth stocks -- those sporting higher earnings growth rates and price-earnings multiples -- toward value and special situation stocks, which we expect to perform relatively better in the event of a market downturn. The changing balance of risk also resulted in a small shift from U.S. government securities into higher-yielding corporate bonds, which have both debt and equity characteristics and usually exhibit less interest-rate sensitivity than lower-yielding bonds.


Absolute Risk -- The potential range of actual returns of an investment. Relative Risk -- The return of a particular investment relative to a possible alternative investment.

There is also, of course, a tradeoff to be made between risk and return. We are continuously presented with a multitude of portfolio choices along the risk-return spectrum. However, the tradeoff between risk and return changes over time. In some periods, higher expected returns are associated with only a modest amount of incremental risk. Recently, however, our models suggested that we would have to take on considerable extra risk to increase or even maintain the levels of expected return that have prevailed over the past few years. Therefore, we have gradually adjusted over time the risk-return characteristics of the Growth Target Fund, moving in the direction of less risk and accepting slightly lower return expectations in the process.

During the twelve months under review, the Fund's Class I shares had a total return of 2.63%, as discussed in the Performance Summary on page 40. This performance was affected both by its asset allocation and by securities selection within the various underlying funds in which it was invested.

Asset Allocation

The table to the right illustrates the benchmark allocations we use in managing the Growth Target Fund. During the fiscal year, the Fund benefited from an exposure to U.S. equities (averaging about 54% of net assets) significantly above our benchmark percentage. Despite their recent volatility, U.S. equities, as measured by the unmanaged Standard & Poor's 500 (S&P 500(R)) stock index turned in another strongly positive performance for the twelve months under review, achieving a total return of 19.28%.


Benchmark Allocation
by Investment Type
U.S. Equities                                      45%
International Equities                             20%
U.S. Fixed Income                                  25%
Short-Term Obligations
& Other Net Assets                                 10%

The period was difficult and volatile for many foreign markets. The value of the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East
(EAFE) Index, which includes stock markets of industrialized countries outside the U.S., gained only 5.47%. At the same time, the value of the MSCI Emerging Markets Index, which includes stocks in developing economies, declined a remarkable 38.07%, reflecting the turmoil in Southeast Asian and other emerging equity and currency markets. The Fund's performance was helped by a modestly underweight position in international equities, although this advantage was more than offset by the fact that, on average, about 4% of the Fund's assets were invested in the very weak emerging markets equity sector.

During the period under review, U.S. bonds benefited from the anticipated deflationary effects of the Asian slowdown, and the Lehman Brothers Government/Corporate Bond Index generated a return of 8.06%. A significant underweighting of assets in the fixed-income sector also detracted from the Fund's performance.

Securities Selection1

The Fund's four largest equity fund investments during the period were Franklin Equity Fund, Franklin Growth Fund, Mutual Discovery Fund, and Mutual Shares Fund, which in aggregate comprised approximately 57% of the Fund's average net assets. Although each fund turned in a strong absolute performance over the period, with returns ranging between 9% and 14%, each significantly trailed the S&P 500's 19.28% return. In the case of the latter three funds, this underperformance was due largely to their "value orientation." During the reporting period, the market was largely driven by large-cap stocks with high price/earnings ratios. In such a period, value-oriented funds tend to hold out-of-favor stocks and higher-than-average cash positions, which diminished our relative performance. Though more "growth oriented" than the other three funds, Franklin Equity Fund still applies a "growth at a reasonable price" criterion that, in hindsight, excluded many market leaders from its portfolio. The Growth Target Fund's performance was also hampered by the performance of our holdings in Templeton Foreign Fund and Templeton Developing Markets Trust, which accounted for roughly 5.5% and 2.5%, respectively, of the Fund's average assets over the period. These funds also use a value-driven investment style.

1. All references to underlying funds refer to their Advisor Class or Class Z shares.

On the fixed-income side, the Fund's three largest investments were Franklin U.S. Government Securities Fund, Franklin's AGE High Income Fund, and Templeton Global Bond Fund, which together averaged about 12% of the Fund's assets over the period. The former two funds delivered steady returns of 6.88% and 8.31%, respectively, or not much different than the Lehman Brothers Government/Corporate Bond Index, which returned 8.06% for the period. These two funds exhibited shorter portfolio durations than the benchmark, which reduced their potential to benefit from declining interest rates. (Of course, these funds were also less exposed to potential damage from rising rates.) Templeton Global Bond Fund, in contrast, returned 3.42%, with performance dampened by the strength of the U.S. dollar relative to major foreign currencies.

Conclusion

On balance, the Fund's asset allocation had a neutral impact on performance, while securities selection at the underlying fund level resulted in these funds' weak relative performance and detracted from the overall performance of the Growth Target Fund.

Please remember that this discussion reflects our views and opinions as of July 31, 1998, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy. The Fund may invest a portion of its assets in foreign securities, including emerging markets. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.


PERFORMANCE SUMMARY

Class I

Franklin Templeton Growth Target Fund - Class I reported a +2.63% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $0.17, from $11.33 on July 31, 1997, to $11.16 on July 31, 1998. During the reporting period, shareholders received per-share distributions totaling 30.1 cents ($0.301) in income dividends, 7.9 cents ($0.079) in short-term capital gains, and 6.6 cents ($0.066) in long-term capital gains. Distributions will vary depending on income earned by the fund, any profits realized from the sale of securities in the fund's portfolio, the level of the fund's operating expenses, and the impact of these same factors on the underlying funds held in our portfolio.

The graph on the following page compares the performance of Franklin Templeton Growth Target Fund - Class I with that of the Standard & Poor's 500 stock index (S&P 500),1 the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE),2 the Lehman Brothers Government/Corporate Bond Index
(LBGC),3 and the 91-day U.S. Treasury Bill Index4 for the period since inception on December 31, 1996 to July 31, 1998. We believe these four indexes are representative of the major categories of the Fund's allocations. Unmanaged indexes have an inherent performance differential over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indexes, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the Fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the Fund's costs had been applied to the indexes, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

1. Index includes mainly large-cap U.S. stocks.
2. Index includes large-cap international stocks in 21 developed countries.
3. Index includes U.S. government bonds, and investment grade debt of U.S. corporations.
4. Index includes the average yield of the 13 most recent 91-day U.S. Treasury bills. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin Templeton Growth Target Fund will fluctuate with market conditions.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT
                                                                   Since
                                                                 Inception
                                                 1-Year         (12/31/96)
Cumulative Total Return1                          2.63%            16.28%
Average Annual Total Return2                     -1.95%             6.87%
Value of $10,000 Investment3                     $9,805           $11,106

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.

The Fund's manager has agreed in advance to waive or limit the asset allocation fee and/or make certain payments so that the Fund's direct operating expenses do not exceed 0.75%. Without this agreement, the Fund's direct operating expenses would have been higher and total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees, under conditions noted in the Fund's prospectus.

All total returns assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II

Franklin Templeton Growth Target Fund - Class II produced a +1.84% cumulative total return for the one-year period ended July 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $0.22, from $11.30 on July 31, 1997, to $11.08 on July 31, 1998. During the reporting period, shareholders received per-share distributations totaling 26.38 cents ($0.2638) in income dividends, 7.9 cents ($0.079) in short-term capital gains, and 6.6 cents ($0.066) in long-term capital gains. Distributions will vary depending on income earned by the Fund, any profits realized from the sale of securities in the fund's portfolio, the level of the Fund's operating expenses, and the impact of these same factors on the underlying funds held in our portfolio.

The graph on the following page compares the performance of Franklin Templeton Growth Target Fund - Class II with that of the Standard & Poor's 500 stock index (S&P 500),1 the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE),2 the Lehman Brothers Government/Corporate Bond Index
(LBGC),3 and the 91-day U.S. Treasury Bill Index4 for the period since inception on December 31, 1996 to July 31, 1998. We believe these four indexes are representative of the major categories of the Fund's allocations. Unmanaged indexes have an inherent perform- ance differential over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike indexes, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes the maximum initial sales charge, all Fund expenses and account fees. If the Fund's costs had been applied to the indexes, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

1. Index includes mainly large-cap U.S. stocks.
2. Index includes large-cap international stocks in 21 developed countries.
3. Index includes U.S. government bonds, and investment grade debt of U.S. corporations.
4. Index includes the average yield of the 13 most recent 91-day U.S. Treasury bills. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin Templeton Growth Target Fund will fluctuate with market conditions.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Templeton Growth Target Fund - Class II
Periods ended 7/31/98
                                                                   Since
                                                                 Inception
                                                 1-Year         (12/31/96)
Cumulative Total Return1                          1.84%            15.07%
Average Annual Total Return2                     -0.12%             8.61%
Value of $10,000 Investment3                     $9,988           $11,393

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.
The Fund's manager has agreed in advance to waive or limit the asset allocation fee and/or make certain payments so that the Fund's direct operating expenses do not exceed 1.50%. Without this agreement, the Fund's direct operating expenses would have been higher and total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees, under conditions noted in the Fund's prospectus.
All total returns assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Financial Highlights

Franklin Templeton Conservative Target Fund


                                                                                          CLASS I
                                                                                    YEAR ENDED JULY 31,
                                                                                  ---------------------
                                                                                     1998        1997***
                                                                                  ---------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................................................   $10.87      $10.00
                                                                                  ---------------------
Income from investment operations:
 Net investment income ...........................................................      .39         .12
 Net realized and unrealized gains ...............................................      .18         .80
                                                                                  ---------------------
Total from investment operations..................................................      .57         .92
                                                                                  ---------------------
Less distributions from:
 Net investment income............................................................     (.38)       (.05)
 Net realized gains...............................................................     (.06)         --
                                                                                  ---------------------
Total distributions...............................................................     (.44)       (.05)
                                                                                  ----------------------
Net asset value, end of year......................................................   $11.00      $10.87
                                                                                  ======================

Total return*.....................................................................     5.41%       9.21%

Ratios/supplemental data
Net assets, end of year (000's)...................................................     $11,637      $1,609
Ratios to average net assets:
 Expenses.........................................................................       .76%        .59%**
 Expenses excluding waiver and payments by affiliate..............................      1.07%       3.64%**
 Net investment income............................................................      3.88%       3.93%**
Portfolio turnover rate...........................................................    141.96%      33.30%


*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.

Franklin Templeton Conservative Target Fund (cont.)
                                                                                         CLASS II
                                                                                    YEAR ENDED JULY 31,
                                                                                  ---------------------
                                                                                     1998        1997***
                                                                                  ---------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................................................   $10.81      $10.00
                                                                                  ---------------------
Income from investment operations:
 Net investment income ...........................................................      .33         .10
 Net realized and unrealized gains ...............................................      .15         .75
                                                                                  ---------------------
Total from investment operations..................................................      .48         .85
                                                                                  ---------------------
Less distributions from:
 Net investment income............................................................     (.31)       (.04)
 Net realized gains...............................................................     (.06)         --
                                                                                  ---------------------
Total distributions...............................................................     (.37)       (.04)
                                                                                  ----------------------
Net asset value, end of year......................................................   $10.92      $10.81
                                                                                  ======================

Total return*.....................................................................     4.56%       8.48%

Ratios/supplemental data
Net assets, end of year (000's)...................................................  $10,218      $3,010
Ratios to average net assets:
 Expenses.........................................................................     1.50%       1.48%**
 Expenses excluding waiver and payments by affiliate..............................     1.81%       4.53%**
 Net investment income............................................................     3.27%       3.04%**
Portfolio turnover rate...........................................................   141.96%      33.30%

*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.

                                            See notes to financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Statement of Investments, July 31, 1998

 Franklin Templeton Conservative Target Fund                                                      SHARES       VALUE
 a   Mutual Funds 93.0%
     Franklin's AGE High Income Fund...............................................          517,299         $1,531,207
     Franklin Equity Fund..........................................................           146,725         1,558,228
     Franklin Growth Fund..........................................................           108,480         3,209,945
     Franklin Real Estate Securities Fund..........................................            45,343           735,017
     Franklin Small Cap Growth Fund................................................            17,869           394,012
     Franklin U.S. Government Securities Fund......................................         1,050,489         7,258,885
     Franklin Utilities Fund.......................................................            81,410           862,136
     Franklin Value Fund...........................................................            19,080           391,348
     Mutual Discovery Fund.........................................................            98,618         1,989,141
     Mutual European Fund..........................................................            41,231           597,862
     Mutual Shares Fund............................................................            38,559           839,050
     Templeton Developing Markets Trust............................................            20,208           215,222
     Templeton Foreign Fund........................................................            73,533           742,689
                                                                                                          -------------
     Total Long Term Investments (Cost $20,541,525)................................                          20,324,742
                                                                                                          -------------

                                                                                            PRINCIPAL
                                                                                             AMOUNT
 b   Repurchase Agreement 6.6%
     Joint Repurchase Agreement, 5.602%, 8/03/98,
 (Maturity Value $1,432,752) (Cost $1,432,083).....................................        $1,432,083         1,432,083
      BancAmerica Robertson Stephens
      Barclays Capital Group, Inc.
      Bear, Stearns & Co., Inc.
      BT Alex Brown, Inc.
      Chase Securities, Inc.
      CIBC Wood Gundy Securities Corp.
      Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America, L.L.C.
      Greenwich Capital Markets, Inc.
      Paribas Corp.
      SBC Warburg Dillon Read, Inc.
       Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $21,973,608) 99.6%....................................                          21,756,825
     Other Assets, less Liabilities .4%............................................                              98,236
                                                                                                          -------------
     Net Assets 100.0%.............................................................                         $21,855,061
                                                                                                          =============

aAll investments in the underlying funds are in Advisor Class or Class Z shares of those funds. Such shares carry no sales charges or distribution fees.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At July
31,1998, all repurchase agreements had been
entered into on that date.


                                            See notes to financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Financial Highlights

Franklin Templeton Moderate Target Fund
                                                                                            CLASS I
                                                                                      YEAR ENDED JULY 31,
                                                                                  ------------------------
                                                                                     1998****      1997***
                                                                                  ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................................................      $11.26      $10.00
                                                                                  ------------------------
Income from investment operations:
 Net investment income ...........................................................         .37         .17
 Net realized and unrealized gains ...............................................         .01        1.13
                                                                                  ------------------------
Total from investment operations..................................................         .38        1.30
                                                                                  ------------------------
Less distributions from:
 Net investment income............................................................        (.38)       (.04)
 Net realized gains...............................................................        (.49)         --
                                                                                  ------------------------
Total distributions...............................................................        (.87)       (.04)
                                                                                  ------------------------
Net asset value, end of year......................................................      $10.77      $11.26
                                                                                  ========================

Total return*.....................................................................        3.71%      13.05%

Ratios/supplemental data
Net assets, end of year (000's)...................................................     $23,028      $6,498
Ratios to average net assets:
 Expenses.........................................................................         .77%        .67%**
 Expenses excluding waiver and payments by affiliate..............................         .94%       1.26%**
 Net investment income............................................................        3.37%       2.69%**
Portfolio turnover rate...........................................................      124.87%     264.78%


*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.
****Per share amounts have been calculated using the daily average shares outstanding during the period.



Franklin Templeton Moderate Target Fund (cont.)
                                                                                           CLASS II
                                                                                      YEAR ENDED JULY 31,
                                                                                  ------------------------
                                                                                     1998****      1997***
                                                                                  ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................................................      $11.16      $10.00
                                                                                  ------------------------
Income from investment operations:
 Net investment income.......................................................... .         .30         .07
 Net realized and unrealized gains (losses).......................................         --         1.11
                                                                                  ------------------------
Total from investment operations..................................................         .30        1.18
                                                                                  ------------------------
Less distributions from:
 Net investment income............................................................        (.32)       (.02)
 Net realized gains...............................................................        (.49)         --
                                                                                  ------------------------
Total distributions...............................................................        (.81)       (.02)
                                                                                  ------------------------
Net asset value, end of year......................................................      $10.65      $11.16
                                                                                  ========================

Total return*.....................................................................        2.98%      11.84%

Ratios/supplemental data
Net assets, end of year (000's)...................................................     $19,501      $4,695
Ratios to average net assets:
 Expenses.........................................................................        1.50%       1.50%**
 Expenses excluding waiver and payments by affiliate..............................        1.68%       2.09%**
 Net investment income............................................................        2.75%       1.86%**
Portfolio turnover rate...........................................................      124.87%     264.78%


*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.
****Per share amounts have been calculated using the daily average shares outstanding during the period.

                                            See notes to financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Statement of Investments, July 31, 1998

 Franklin Templeton Moderate Target Fund                                                     SHARES             VALUE
 a   Mutual Funds 99.4%
     Franklin's AGE High Income Fund...............................................         1,459,579       $ 4,320,355
     Franklin Equity Fund..........................................................           463,653         4,923,995
     Franklin Growth Fund..........................................................           253,431         7,499,030
     Franklin Real Estate Securities Fund..........................................           151,268         2,452,059
     Franklin Small Cap Growth Fund................................................            63,218         1,393,957
     Franklin U.S. Government Securities Fund......................................           574,259         3,968,136
     Franklin Utilities Fund.......................................................           167,334         1,772,074
     Franklin Value Fund...........................................................            67,587         1,386,225
     Mutual Discovery Fund.........................................................           260,630         5,256,909
     Mutual European Fund..........................................................           146,382         2,122,546
     Mutual Shares Fund............................................................           139,446         3,034,358
     Templeton Developing Markets Trust............................................            68,741           732,101
     Templeton Foreign Fund........................................................           210,563         2,126,696
     Templeton Global Bond Fund....................................................           136,394         1,305,298
                                                                                                          -------------
     Total Long Term Investments ($42,741,822).....................................                          42,293,739
                                                                                                          -------------
                                                                                            PRINCIPAL
                                                                                               AMOUNT
 b   Repurchase Agreement .7%
     Joint Repurchase Agreement, 5.602%, 8/03/98,
 (Maturity Value $276,561) (Cost $276,432).........................................          $276,432           276,432
      BancAmerica Robertson Stephens
      Barclays Capital Group, Inc.
      Bear, Stearns & Co., Inc.
      BT Alex Brown, Inc.
      Chase Securities, Inc.
      CIBC Wood Gundy Securities Corp.
      Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America, L.L.C.
      Greenwich Capital Markets, Inc.
      Paribas Corp.
      SBC Warburg Dillon Read, Inc.
       Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $43,018,254) 100.1%...................................                          42,570,171
     Other Assets, less Liabilities (.1%)..........................................                             (40,526)
                                                                                                          -------------
     Net Assets 100.0%.............................................................                         $42,529,645
                                                                                                          =============

aAll investments in the underlying funds are in Advisor Class or Class Z shares of those funds. Such shares carry no sales charges or distribution fees.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At July 31,
1998, all repurchase agreements had been
entered into on that date.


                                            See notes to financial statements.

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Financial Highlights

Franklin Templeton Growth Target Fund
                                                                                            CLASS I
                                                                                      YEAR ENDED JULY 31,
                                                                                  ------------------------
                                                                                       1998        1997***
                                                                                  ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................................................   $11.33         $10.00
                                                                                  ------------------------
Income from investment operations:
 Net investment income ...........................................................      .33            .05
 Net realized and unrealized gains (losses).......................................     (.05)          1.28
                                                                                  ------------------------
Total from investment operations..................................................      .28           1.33
                                                                                  ------------------------
Less distributions from:
 Net investment income............................................................     (.30)            --
 Net realized gains...............................................................     (.15)            --
                                                                                  ------------------------
Total distributions...............................................................     (.45)            --
                                                                                  ------------------------
Net asset value, end of year......................................................   $11.16         $11.33
                                                                                  ========================

Total return*.....................................................................        2.63%      13.30%

Ratios/supplemental data
Net assets, end of year (000's)...................................................     $27,042      $9,638
Ratios to average net assets:
 Expenses.........................................................................         .75%        .73%**
 Expenses excluding waiver and payments by affiliate..............................         .98%       2.19%**
 Net investment income............................................................        2.80%       2.65%**
Portfolio turnover rate...........................................................      118.19%      65.52%

*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.



Franklin Templeton Growth Target Fund (cont.)
                                                                                           CLASS II
                                                                                      YEAR ENDED JULY 31,
                                                                                  ------------------------
                                                                                       1998        1997***
                                                                                  ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................................................      $11.30      $10.00
                                                                                  ------------------------
Income from investment operations:
 Net investment income ...........................................................      .24            .04
 Net realized and unrealized gains (losses).......................................     (.05)          1.26
                                                                                  ------------------------
Total from investment operations..................................................      .19           1.30
                                                                                  ------------------------
Less distributions from:
 Net investment income............................................................     (.26)            --
 Net realized gains...............................................................     (.15)            --
                                                                                  ------------------------
Total distributions...............................................................     (.41)            --
                                                                                  ------------------------
Net asset value, end of year......................................................   $11.08         $11.30
                                                                                  ========================

Total return*.....................................................................     1.84%         13.00%

Ratios/supplemental data
Net assets, end of year (000's)...................................................     $20,752      $4,733
Ratios to average net assets:
 Expenses.........................................................................        1.50%       1.49%**
 Expenses excluding waiver and payments by affiliate..............................        1.73%       2.95%**
 Net investment income............................................................        1.97%       1.89%**
Portfolio turnover rate...........................................................      118.19%      65.52%



*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.

                                            See notes to financial statements.

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Statement of Investments, July 31, 1998

 Franklin Templeton Growth Target Fund                                                       SHARES             VALUE
 a   Mutual Funds  99.9%
     Franklin's AGE High Income Fund...............................................           669,169        $1,980,741
     Franklin Equity Fund..........................................................           623,659         6,623,262
     Franklin Growth Fund..........................................................           328,306         9,714,603
     Franklin Real Estate Securities Fund..........................................            95,440         1,547,098
     Franklin Small Cap Growth Fund................................................           102,357         2,256,983
     Franklin U.S. Government Securities Fund......................................           214,592         1,482,836
     Franklin Utilities Fund.......................................................           103,567         1,096,777
     Franklin Value Fund...........................................................           109,421         2,244,229
     Mutual Discovery Fund.........................................................           295,499         5,960,232
     Mutual European Fund..........................................................           233,072         3,379,552
     Mutual Shares Fund............................................................           193,230         4,204,688
     Templeton Developing Markets Trust............................................           114,652         1,221,045
     Templeton Foreign Fund........................................................           310,375         3,134,795
     Templeton Global Bond Fund....................................................           206,138         1,972,746
     Templeton Global Small Company Growth ........................................           114,376           945,898
                                                                                                          -------------
     Total Long Term Investments (Cost $48,643,594)................................                          47,765,485
                                                                                                          -------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT
 b   Repurchase Agreement 1.7%
     Joint Repurchase Agreement, 5.602%, 8/03/98,
     (Maturity Value $805,662) (Cost $805,286) ....................................          $805,286           805,286
      BancAmerica Robertson Stephens
      Barclays Capital Group, Inc.
      Bear, Stearns & Co., Inc.
      BT Alex Brown, Inc.
      Chase Securities Inc.
      CIBC Wood Gundy Securities Corp.
      Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America, L.L.C.
      Greenwich Capital Markets, Inc.
      Paribas Corp.
      SBC Warburg Dillon Read, Inc.
       Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $49,448,880) 101.6 %..................................                          48,570,771
     Other Assets, less Liabilities (1.6)%.........................................                            (776,594)
                                                                                                          -------------
     Net Assets 100.0%.............................................................                         $47,794,177
                                                                                                          =============

aAll investments in the underlying funds are in Advisor Class or Class Z shares of those funds. Such shares carry no sales charges or Rule 12b-1 fees.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At July 31,
1998, all repurchase agreements had been
entered into on that date.

                                            See notes to financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Financial Statements
Statements of Assets and Liabilities
July 31, 1998


                                                                FRANKLIN        FRANKLIN       FRANKLIN
                                                                TEMPLETON       TEMPLETON      TEMPLETON
                                                              CONSERVATIVE      MODERATE        GROWTH
                                                               TARGET FUND     TARGET FUND    TARGET FUND
                                                          -----------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................     $21,973,608    $43,018,254     $49,448,880
                                                          ===============================================
Value ....................................................      21,756,825     42,570,171      48,570,771
 Cash ....................................................          64,333         24,010          22,611
 Receivables:
Capital shares sold ......................................          37,065        255,261         123,947
 Organization costs ......................................          46,694         46,694          46,694
                                                          -----------------------------------------------
Total assets .............................................      21,904,917     42,896,136      48,764,023
                                                          -----------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ..........................              --        260,000         790,000
Capital shares redeemed ..................................           3,750          2,050         110,174
Affiliates ...............................................          40,211         86,367          44,718
Shareholders .............................................             292          6,424           8,235
Other liabilities.........................................           5,603         11,650          16,719
                                                          -----------------------------------------------
Total liabilities ........................................          49,856        366,491         969,846
                                                          -----------------------------------------------
Net assets, at value .....................................     $21,855,061    $42,529,645     $47,794,177
                                                          ===============================================

Net assets consist of:
 Undistributed net investment income .....................        $132,272       $187,741        $155,461
 Net unrealized depreciation .............................        (216,783)      (448,083)       (878,109)
 Accumulated net realized gain ...........................         255,331        402,912         681,750
 Capital shares ..........................................      21,684,241     42,387,075      47,835,075
                                                          -----------------------------------------------
Net assets, at value .....................................     $21,855,061    $42,529,645     $47,794,177
                                                          ===============================================


                                                                FRANKLIN        FRANKLIN       FRANKLIN
                                                                TEMPLETON       TEMPLETON      TEMPLETON
                                                              CONSERVATIVE      MODERATE        GROWTH
                                                               TARGET FUND     TARGET FUND    TARGET FUND
                                                          -----------------------------------------------
Class I:
 Net assets, at value ....................................     $11,637,456    $23,028,319     $27,042,261
                                                          ===============================================
 Shares outstanding ......................................       1,057,811      2,137,514       2,422,453
                                                          ===============================================
 Net asset value per share* ..............................          $11.00         $10.77          $11.16
                                                          ===============================================
 Maximum offering price per share
(net asset value per share / 95.5%).......................          $11.52         $11.28          $11.69
                                                          ===============================================
Class II:
 Net assets, at value ....................................     $10,217,605    $19,501,326     $20,751,916
                                                          ===============================================
 Shares outstanding ......................................         935,350      1,830,957       1,872,304
                                                          ===============================================
 Net asset value per share* ..............................          $10.92         $10.65          $11.08
                                                          ===============================================
 Maximum offering price per share
 (net asset value per share / 99%)........................          $11.03         $10.76          $11.19
                                                          ===============================================


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                                            See notes to financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Financial Statements (continued)
Statements of Operations
for the year ended July 31, 1998

                                                                FRANKLIN       FRANKLIN       FRANKLIN
                                                                TEMPLETON      TEMPLETON      TEMPLETON
                                                              CONSERVATIVE     MODERATE        GROWTH
                                                               TARGET FUND    TARGET FUND    TARGET FUND
                                                          -----------------------------------------------
Investment income:
 Dividends ...............................................        $575,613     $1,039,682      $1,066,032
 Interest ................................................           8,158          7,551           8,318
                                                          -----------------------------------------------
Total investment income ..................................         583,771      1,047,233       1,074,350
                                                          -----------------------------------------------

Expenses:
 Asset allocation fees (Note 3) ..........................          31,017         62,386          76,453
 Distribution fees (Note 3)
  Class I ................................................          15,354         35,667          43,219
  Class II ...............................................          64,663        121,312         133,855
 Transfer agent fees (Note 3) ............................          12,680         29,642          51,976
 Reports to shareholders .................................           3,619          9,843          15,749
 Registration and filing fees ............................          21,132         31,644          31,108
 Professional fees .......................................           7,874          9,492          22,729
 Amortization of offering costs ..........................           9,978          9,978           9,978
 Amortization of organization costs ......................          13,667         13,667          13,667
 Other ...................................................             341          1,223           1,269
                                                          -----------------------------------------------
Total expenses ...........................................         180,325        324,854         400,003
Expenses waived/paid by affiliate (Note 3) ...............         (38,524)       (43,545)        (70,501)
                                                          ------------------------------------------------
 Net expenses ............................................         141,801        281,309         329,502
                                                          -----------------------------------------------
  Net investment income ..................................         441,970        765,924         744,848
                                                          -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.............................................          77,537         18,565         (75,873)
  Distributions from Underlying Funds ....................         221,936        624,336       1,078,652
                                                          -----------------------------------------------
   Net realized gain .....................................         299,473        642,901       1,002,779
 Net unrealized depreciation on investments ..............        (426,817)    (1,093,493)     (1,648,322)
                                                          ------------------------------------------------
Net realized and unrealized loss .........................        (127,344)      (450,592)       (645,543)
                                                          ------------------------------------------------
Net increase in net assets resulting from operations .....        $314,626      $ 315,332        $ 99,305
                                                          ===============================================



                                            See notes to financial statements.
FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Financial Statements (continued)
Statements of Changes in Net Assets
for the six months ended July 31, 1998
and the period December 31, 1996 (effective date)to July 31, 1997

                                             Franklin Templeton               Franklin Templeton         Franklin Templeton
                                          Conservative Target Fund           Moderate Target Fund        Growth Target Fund
                                    -------------------------------------------------------------------------------------------
                                           1998              1997           1998              1997        1998         1997
                                    -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.............     $ 441,970        $ 34,271       $ 765,924       $ 140,811     $ 744,848       $ 55,207
  Net realized gain (loss)
   from investments.................       299,473           1,422         642,901         608,185     1,002,779        (10,238)
  Net unrealized appreciation
   (depreciation) on investments....      (426,817)        210,034      (1,093,493)        645,410    (1,648,322)       770,213
                                    ===========================================================================================
Net increase
 in net assets resulting
 from operations....................       314,626         245,727         315,332       1,394,406        99,305        815,182
 Distributions to shareholders from:
  Net investment income:
   Class I..........................      (177,143)         (2,504)       (351,014)        (44,458)     (373,894)            --
   Class II.........................      (162,713)         (2,663)       (292,695)         (3,938)     (263,042)            --
  Net realized gains:
   Class I..........................       (24,813)             --        (429,281)             --      (184,015)            --
   Class II.........................       (31,332)             --        (466,577)             --      (149,026)            --
                                    ===========================================================================================
 Total distributions to
  to shareholders...................      (396,001)         (5,167)     (1,539,567)        (48,396)     (969,977)            --

 Capital share transactions: (Note 2)
  Class I...........................    10,102,985       1,509,464      17,160,380       5,398,048    17,845,476      9,108,579
  Class II..........................     7,214,620       2,828,807      15,400,546       4,408,896    16,448,949      4,406,663
                                    -------------------------------------------------------------------------------------------
 Total capital share transactions...    17,317,605       4,338,271      32,560,926       9,806,944    34,294,425     13,515,242
                                    -------------------------------------------------------------------------------------------

Net increase
 in net assets......................    17,236,230       4,578,831      31,336,691      11,152,954    33,423,753     14,330,424

Net assets:
 Beginning of year .................     4,618,831          40,000      11,192,954          40,000    14,370,424         40,000
                                    -------------------------------------------------------------------------------------------
 End of year .......................   $21,855,061      $4,618,831     $42,529,645     $11,192,954   $47,794,177    $14,370,424
                                    ===========================================================================================

Undistributed net investment
 income included in net assets
  End of year.......................     $ 132,272        $ 21,261       $ 187,741        $ 55,548     $ 155,461       $ 37,571
                                    ===========================================================================================


                                            See notes to financial statements.



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of three series (the Funds): Franklin Templeton Conservative Target Fund (the Conservative Target Fund), Franklin Templeton Moderate Target Fund (the Moderate Target Fund), and Franklin Templeton Growth Target Fund (the Growth Target Fund). The Funds' investment objectives are to seek the highest level of long-term total return that is consistent with an acceptable level of risk. The following summarizes the Funds' significant accounting policies.

The funds will invest primarily in open-end investment companies that are members of the Franklin Templeton Group of Funds (individually, an "Underlying Fund" and collectively, the "Underlying Funds").

a. Security Valuation:

Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Investments in the Underlying Funds are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from the Underlying Funds may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Organization Costs:

Organization costs are amortized on a straight-line basis over five years.

e. Offering Costs:

Offering costs are amortized on a straight-line basis over twelve months.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL TRUST

The Funds offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At July 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:



                                          FRANKLIN TEMPLETON               FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                             CONSERVATIVE                       MODERATE                       GROWTH
                                              TARGET FUND                      TARGET FUND                   TARGET FUND
                                -------------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT           SHARES          AMOUNT        SHARES          AMOUNT
                                -------------------------------------------------------------------------------------------------
Class I Shares:
1998
 Shares sold ...................      1,389,033      $15,382,734       1,909,614     $21,081,332     1,871,216       $21,309,441
 Shares issued in
 reinvestment of distributions .         18,639          200,360          73,510         768,110        51,996           553,748
 Shares redeemed ...............       (497,910)      (5,480,109)       (422,808)     (4,689,062)     (351,545)       (4,017,713)
                                -------------------------------------------------------------------------------------------------
 Net increase ..................        909,762      $10,102,985       1,560,316     $17,160,380     1,571,667       $17,845,476
                                ================================================================================================
1997*
 Shares sold ...................        147,156      $ 1,521,029       2,285,701     $23,471,335     1,057,498       $11,368,939
 Shares issued in
 reinvestment of distributions              237            2,481           4,211          44,361            --                --
 Shares redeemed ...............         (1,344)         (14,046)     (1,714,714)    (18,117,648)     (208,712)       (2,260,360)
                                -------------------------------------------------------------------------------------------------
 Net increase ..................        146,049      $ 1,509,464         575,198     $ 5,398,048       848,786       $ 9,108,579
                                ================================================================================================
Class II Shares:
1998
 Shares sold ...................        734,164      $ 8,072,065       1,492,882     $16,344,701     1,595,204       $18,081,468
 Shares issued in
 reinvestment of distributions           17,910          190,330          73,194         753,971        38,210           405,331
 Shares redeemed ...............        (95,223)      (1,047,775)       (155,840)     (1,698,126)     (180,003)       (2,037,850)
                                -------------------------------------------------------------------------------------------------
 Net increase ..................        656,851      $ 7,214,620       1,410,236     $15,400,546     1,453,411       $16,448,949
                                ================================================================================================
1997*
 Shares sold ...................        290,216      $ 2,972,947         445,681     $ 4,698,104       424,731       $ 4,492,477
 Shares issued in
 reinvestment of distributions .            254            2,624             369           3,934            --                --
 Shares redeemed ...............        (13,971)        (146,764)        (27,329)       (293,142)       (7,838)          (85,814)
                                -------------------------------------------------------------------------------------------------
 Net increase ..................        276,499      $ 2,828,807         418,721     $ 4,408,896       416,893       $ 4,406,663
                                ================================================================================================


*For 1997, figures are for the period December 31, 1996 (effective date) to July 31, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:



ENTITY                                                                          AFFILIATION
---------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                              Investment manager
Franklin Templeton Services, Inc. (FT Services)                                 Administrative manager
Franklin/Templeton Investor Services, Inc. (Investor Services)                  Transfer agent
Franklin/Templeton Distributors, Inc. (Distributors)                            Principal underwriter
The Underlying Funds                                                            The funds in which the Trust invests.



The Funds pay an asset allocation fee to Advisers of 0.25% per year of the average daily net assets of each Fund. Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Funds through July 31, 1998 as noted in the Statement of Operations.

The Funds reimburse Distributors up to 0.25% and 1.00% per year of their average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:



                                              FRANKLIN         FRANKLIN          FRANKLIN
                                              TEMPLETON        TEMPLETON         TEMPLETON
                                            CONSERVATIVE       MODERATE           GROWTH
                                             TARGET FUND      TARGET FUND       TARGET FUND
                                            -----------------------------------------------
Net Commissions paid ..................         $77,451         $113,352         $118,698
Contingent deferred sales charges......         $ 3,273          $ 5,498          $ 9,605

4. INCOME TAXES

At July 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                              FRANKLIN         FRANKLIN          FRANKLIN
                                              TEMPLETON        TEMPLETON         TEMPLETON
                                            CONSERVATIVE       MODERATE           GROWTH
                                             TARGET FUND      TARGET FUND       TARGET FUND
                                            -----------------------------------------------
Investments at cost....................     $22,122,742      $43,314,230       $49,733,151
                                            ===============================================
Unrealized appreciation................         131,383          552,247           629,304
Unrealized depreciation................       (497,300)       (1,296,306)      (1,791,684)
                                            -----------------------------------------------
Net unrealized depreciation............     $ (365,917)       $ (744,059)     $(1,162,380)
                                            ===============================================

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds for the year ended July 31, 1998, were as follows:

                                              Franklin         Franklin          Franklin
                                              Templeton        Templeton         Templeton
                                            Conservative       Moderate           Growth
                                             Target Fund      Target Fund       Target Fund
                                            -----------------------------------------------
Purchases..............................     $33,345,335       $63,444,966      $71,004,037
Sales..................................     $17,338,157       $31,181,329      $35,816,427



FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Independent Auditor's Report

To the Shareholders and Board of Trustees of the Franklin Templeton Fund Allocator Series:

We have audited the accompanying statements of assets and liabilities of each of the Funds comprising the Franklin Templeton Fund Allocator Series (the Funds), including each Fund's statement of investments as of July 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of July 31, 1998, through inspection of the Underlying Funds' transfer agent records. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Franklin Templeton Fund Allocator Series as of July 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP

San Francisco, California
September 8, 1998


FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended July 31, 1998:

                                                    Capital Gains
                                  ----------------------------------------------
                                  28% Rate Gain      20% Rate Gain        Total
                                  ----------------------------------------------
Franklin Templeton
 Conservative Target Fund ...       $105,344          $286,183          $391,527
Franklin Templeton
 Moderate Target Fund .......        307,146           407,010           714,156
Franklin Templeton
 Growth Target Fund..........        387,546           714,309         1,101,855





GRAPHIC MATERIAL (1)

This chart shows, in pie format, the Asset Allocation of the Franklin Templeton Conservative Target Fund, as of July 31, 1998.

U.S. Equities                                               30%
International Equities                                      13%
U.S. Fixed Income Securities                                40%
Short-Term Investments & Other Net Assets                   17%
                                                           100%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Templeton Conservative Target Fund - Class I to that of the S&P 500 Stock Index, Morgan Stanley Capital International (MSCI)-Europe Australasia and Far East Index, Lehman Brothers Government/Corporate Bond Index, and the 91-day U.S. Treasury Bill Index, based on a $10,000 investment from December 31, 1996 to July 31, 1998.

             FT CONSERVATIVE             MSCI EAFE       LB         U.S.
              TARGET FUND -                (NET     GOV'T./CORP.  TREASURY
   DATE          CLASS I       S&P 500  DIVIDENDS)   BOND INDEX     BILLS

 12/31/96         $9,551       $10,000    $10,000     $10,000      $10,000
  1/31/97         $9,704       $10,625    $9,650      $10,012      $10,045
  2/28/97         $9,713       $10,708    $9,808      $10,033      $10,083
  3/31/97         $9,600       $10,268    $9,844       $9,914      $10,126
  4/30/97         $9,629       $10,881    $9,896      $10,058      $10,169
  5/31/97         $9,945       $11,543    $10,540     $10,152      $10,224
  6/30/97        $10,162       $12,061    $11,121     $10,274      $10,262
  7/31/97        $10,430       $13,021    $11,301     $10,588      $10,306
  8/31/97        $10,325       $12,291    $10,457     $10,470      $10,351
  9/30/97        $10,711       $12,965    $11,042     $10,634      $10,399
 10/31/97        $10,489       $12,532    $10,193     $10,804      $10,438
 11/30/97        $10,547       $13,112    $10,089     $10,861      $10,484
 12/31/97        $10,654       $13,338    $10,177     $10,975      $10,529
  1/31/98        $10,644       $13,486    $10,642     $11,130      $10,582
  2/28/98        $10,942       $14,458    $11,325     $11,108      $10,623
  3/31/98        $11,183       $15,198    $11,674     $11,142      $10,675
  4/30/98        $11,243       $15,352    $11,766     $11,198      $10,724
  5/31/98        $11,133       $15,088    $11,709     $11,318      $10,771
  6/30/98        $11,135       $15,700    $11,798     $11,433      $10,815
  7/31/98        $10,995       $15,532    $11,917     $11,442      $10,862

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Templeton Conservative Target Fund - Class II to that of the S&P 500 Stock Index, Morgan Stanley Capital International (MSCI)-Europe Australasia and Far East Index, Lehman Brothers Government/Corporate Bond Index, and the 91-day U.S. Treasury Bill Index, based on a $10,000 investment from December 31, 1996 to July 31, 1998.

            FT CONSERVATIVE             MSCI EAFE        LB      U.S.
             TARGET FUND -                (NET      GOV'T./CORP. TREASURY
   DATE         CLASS II      S&P 500   DIVIDENDS)   BOND INDEX    BILLS

 12/31/96        $9,901       $10,000    $10,000      $10,000     $10,000
 1/31/97        $10,059       $10,625     $9,650      $10,012     $10,045
 2/28/97        $10,050       $10,708     $9,808      $10,033     $10,083
 3/31/97         $9,899       $10,268     $9,844       $9,914     $10,126
 4/30/97         $9,929       $10,881     $9,896      $10,058     $10,169
 5/31/97        $10,257       $11,543    $10,540      $10,152     $10,224
 6/30/97        $10,472       $12,061    $11,121      $10,274     $10,262
 7/31/97        $10,740       $13,021    $11,301      $10,588     $10,306
 8/31/97        $10,611       $12,291    $10,457      $10,470     $10,351
 9/30/97        $11,001       $12,965    $11,042      $10,634     $10,399
 10/31/97       $10,771       $12,532    $10,193      $10,804     $10,438
 11/30/97       $10,831       $13,112    $10,089      $10,861     $10,484
 12/31/97       $10,932       $13,338    $10,177      $10,975     $10,529
 1/31/98        $10,912       $13,486    $10,642      $11,130     $10,582
 2/28/98        $11,209       $14,458    $11,325      $11,108     $10,623
 3/31/98        $11,455       $15,198    $11,674      $11,142     $10,675
 4/30/98        $11,506       $15,352    $11,766      $11,198     $10,724
 5/31/98        $11,393       $15,088    $11,709      $11,318     $10,771
 6/30/98        $11,385       $15,700    $11,798      $11,433     $10,815
 7/31/98        $11,230       $15,532    $11,917      $11,442     $10,862

GRAPHIC MATERIAL (4)

This chart shows, in pie format, the Asset Allocation of the Franklin Templeton Moderate Target Fund, as of July 31, 1998.

U.S. Equities                                               43%
International Equities                                      19%
U.S. Fixed Income Securities                                21%
International Fixed Income Securities                        2%
Short-Term Investments & Other Net Assets                   15%
                                                           100%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Templeton Moderate Target Fund - Class I to that of the S&P 500 Stock Index, Morgan Stanley Capital International (MSCI)-Europe Australasia and Far East Index, Lehman Brothers Government/Corporate Bond Index, and the 91-day U.S. Treasury Bill Index, based on a $10,000 investment from December 31, 1996 to July 31, 1998.

             FT MODERATE                 MSCI EAFE        LB      U.S.
            TARGET FUND -                  (NET      GOV'T./CORP. TREASURY
   DATE        CLASS I        S&P 500    DIVIDENDS)   BOND INDEX    BILLS

 12/31/96       $9,551        $10,000     $10,000      $10,000     $10,000
 1/31/97        $9,799        $10,625      $9,650      $10,012     $10,045
 2/28/97        $9,799        $10,708      $9,808      $10,033     $10,083
 3/31/97        $9,717        $10,268      $9,844       $9,914     $10,126
 4/30/97        $9,803        $10,881      $9,896      $10,058     $10,169
 5/31/97       $10,196        $11,543     $10,540      $10,152     $10,224
 6/30/97       $10,424        $12,061     $11,121      $10,274     $10,262
 7/31/97       $10,798        $13,021     $11,301      $10,588     $10,306
 8/31/97       $10,635        $12,291     $10,457      $10,470     $10,351
 9/30/97       $11,112        $12,965     $11,042      $10,634     $10,399
 10/31/97      $10,774        $12,532     $10,193      $10,804     $10,438
 11/30/97      $10,803        $13,112     $10,089      $10,861     $10,484
 12/31/97      $10,915        $13,338     $10,177      $10,975     $10,529
 1/31/98       $10,864        $13,486     $10,642      $11,130     $10,582
 2/28/98       $11,268        $14,458     $11,325      $11,108     $10,623
 3/31/98       $11,604        $15,198     $11,674      $11,142     $10,675
 4/30/98       $11,666        $15,352     $11,766      $11,198     $10,724
 5/31/98       $11,469        $15,088     $11,709      $11,318     $10,771
 6/30/98       $11,469        $15,700     $11,798      $11,433     $10,815
 7/31/98       $11,199        $15,532     $11,917      $11,442     $10,862

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Templeton Moderate Target Fund - Class II to that of the S&P 500 Stock Index, Morgan Stanley Capital International (MSCI)-Europe Australasia and Far East Index, Lehman Brothers Government/Corporate Bond Index, and the 91-day U.S. Treasury Bill Index, based on a $10,000 investment from December 31, 1996 to July 31, 1998.

              FT MODERATE              MSCI EAFE        LB      U.S.
             TARGET FUND -               (NET      GOV'T./CORP. TREASURY
   DATE         CLASS II     S&P 500   DIVIDENDS)   BOND INDEX    BILLS

 12/31/96        $9,901      $10,000    $10,000      $10,000     $10,000
  1/31/97       $10,158      $10,625     $9,650      $10,012     $10,045
  2/28/97       $10,149      $10,708     $9,808      $10,033     $10,083
  3/31/97       $10,001      $10,268     $9,844       $9,914     $10,126
  4/30/97       $10,080      $10,881     $9,896      $10,058     $10,169
  5/31/97       $10,477      $11,543    $10,540      $10,152     $10,224
  6/30/97       $10,707      $12,061    $11,121      $10,274     $10,262
  7/31/97       $11,074      $13,021    $11,301      $10,588     $10,306
  8/31/97       $10,905      $12,291    $10,457      $10,470     $10,351
  9/30/97       $11,378      $12,965    $11,042      $10,634     $10,399
 10/31/97       $11,028      $12,532    $10,193      $10,804     $10,438
 11/30/97       $11,058      $13,112    $10,089      $10,861     $10,484
 12/31/97       $11,177      $13,338    $10,177      $10,975     $10,529
  1/31/98       $11,102      $13,486    $10,642      $11,130     $10,582
  2/28/98       $11,519      $14,458    $11,325      $11,108     $10,623
  3/31/98       $11,851      $15,198    $11,674      $11,142     $10,675
  4/30/98       $11,894      $15,352    $11,766      $11,198     $10,724
  5/31/98       $11,701      $15,088    $11,709      $11,318     $10,771
  6/30/98       $11,683      $15,700    $11,798      $11,433     $10,815
  7/31/98       $11,404      $15,532    $11,917      $11,442     $10,862

GRAPHIC MATERIAL (7)

This chart shows, in pie format, the Asset Allocation of the Franklin Templeton Growth Target Fund, as of July 31, 1998.

U.S. Equities                                               45%
International Equities                                      25%
U.S. Fixed Income Securities                                 9%
International Fixed Income Securities                        3%
Short-Term Investments & Other Net Assets                   18%
                                                           100%

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin Templeton Growth Target Fund - Class I to that of the S&P 500 Stock Index, Morgan Stanley Capital International (MSCI)-Europe Australasia and Far East Index, Lehman Brothers Government/Corporate Bond Index, and the 91-day U.S. Treasury Bill Index, based on a $10,000 investment from December 31, 1996 to July 31, 1998.

              FT GROWTH              MSCI EAFE       LB         U.S.
           TARGET FUND -               (NET      GOV'T./CORP. TREASURY
   DATE        CLASS I     S&P 500   DIVIDENDS)  BOND INDEX     BILLS

 12/31/96      $9,551      $10,000    $10,000      $10,000     $10,000
 1/31/97       $9,904      $10,625     $9,650      $10,012     $10,045
 2/28/97       $9,838      $10,708     $9,808      $10,033     $10,083
 3/31/97       $9,637      $10,268     $9,844      $9,914      $10,126
 4/30/97       $9,713      $10,881     $9,896      $10,058     $10,169
 5/31/97       $10,181     $11,543    $10,540      $10,152     $10,224
 6/30/97       $10,449     $12,061    $11,121      $10,274     $10,262
 7/31/97       $10,821     $13,021    $11,301      $10,588     $10,306
 8/31/97       $10,630     $12,291    $10,457      $10,470     $10,351
 9/30/97       $11,184     $12,965    $11,042      $10,634     $10,399
 10/31/97      $10,705     $12,532    $10,193      $10,804     $10,438
 11/30/97      $10,715     $13,112    $10,089      $10,861     $10,484
 12/31/97      $10,798     $13,338    $10,177      $10,975     $10,529
 1/31/98       $10,758     $13,486    $10,642      $11,130     $10,582
 2/28/98       $11,256     $14,458    $11,325      $11,108     $10,623
 3/31/98       $11,644     $15,198    $11,674      $11,142     $10,675
 4/30/98       $11,713     $15,352    $11,766      $11,198     $10,724
 5/31/98       $11,445     $15,088    $11,709      $11,318     $10,771
 6/30/98       $11,415     $15,700    $11,798      $11,433     $10,815
 7/31/98       $11,106     $15,532    $11,917      $11,442     $10,862

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Templeton Growth Target Fund - Class II to that of the S&P 500 Stock Index, Morgan Stanley Capital International (MSCI)-Europe Australasia and Far East Index, Lehman Brothers Government/Corporate Bond Index, and the 91-day U.S. Treasury Bill Index, based on a $10,000 investment from December 31, 1996 to July 31, 1998.

               FT GROWTH              MSCI EAFE       LB         U.S.
            TARGET FUND -               (NET      GOV'T./CORP. TREASURY
   DATE        CLASS II     S&P 500   DIVIDENDS)  BOND INDEX     BILLS

 12/31/96       $9,901      $10,000    $10,000      $10,000     $10,000
  1/31/97       $10,257     $10,625     $9,650      $10,012     $10,045
  2/28/97       $10,188     $10,708     $9,808      $10,033     $10,083
  3/31/97       $9,990      $10,268     $9,844      $9,914      $10,126
  4/30/97       $10,069     $10,881     $9,896      $10,058     $10,169
  5/31/97       $10,545     $11,543    $10,540      $10,152     $10,224
  6/30/97       $10,802     $12,061    $11,121      $10,274     $10,262
  7/31/97       $11,188     $13,021    $11,301      $10,588     $10,306
  8/31/97       $10,980     $12,291    $10,457      $10,470     $10,351
  9/30/97       $11,549     $12,965    $11,042      $10,634     $10,399
 10/31/97       $11,053     $12,532    $10,193      $10,804     $10,438
 11/30/97       $11,063     $13,112    $10,089      $10,861     $10,484
 12/31/97       $11,126     $13,338    $10,177      $10,975     $10,529
  1/31/98       $11,085     $13,486    $10,642      $11,130     $10,582
  2/28/98       $11,589     $14,458    $11,325      $11,108     $10,623
  3/31/98       $11,980     $15,198    $11,674      $11,142     $10,675
  4/30/98       $12,041     $15,352    $11,766      $11,198     $10,724
  5/31/98       $11,753     $15,088    $11,709      $11,318     $10,771
  6/30/98       $11,722     $15,700    $11,798      $11,433     $10,815
  7/31/98       $11,393     $15,532    $11,917      $11,442     $10,862